Exhibit 99.14

SECURITY AGREEMENT

dated as of August 15, 2008

of

CLEAN ENERGY FUELS CORP.,

CLEAN ENERGY,

each other Grantor listed on the signature pages hereof
 and each other Grantor that otherwise
may become a party hereto

in favor of

PLAINSCAPITAL BANK

i

Section 6.8.	Termination	15

Section 6.9.	Security Interest Absolute; Recourse; Waivers	15

Section 6.10.	Governing Law	18

Section 6.11.	Final Agreement	18

Section 6.12.	Counterparts; Facsimile	18

Section 6.13.	Acceptance by the Secured Party	18

SECTION 6.14.	WAIVER OF JURY TRIAL	18

Schedules

Schedule 1	Address for Notices and Jurisdiction of Organization
Schedule 2	Scheduled Collateral

Exhibit

Exhibit A	Form of Grantor Accession Agreement

ii

THIS SECURITY AGREEMENT is made as of August 15, 2008, by CLEAN ENERGY FUELS CORP., a Delaware corporation (“CEF”), and CLEAN ENERGY, a California corporation (“Clean Energy”; each, a “Grantor” and collectively with each other Grantor listed on the signature pages hereof and that may become parties hereto pursuant to Section 6.3, the “Grantors”) in favor of PLAINSCAPITAL BANK, as Lender under the Credit Agreement (the “Secured Party”).

RECITALS

CEF, Clean Energy and the Secured Party are parties to the Credit Agreement dated as of even date herewith (the “Credit Agreement”).

Pursuant to the Credit Agreement, the Secured Party has agreed to extend credit to CEF and Clean Energy.

In order to induce the Secured Party to extend such credit, each Grantor has agreed to grant to the Secured Party a security interest in the Collateral.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, each Grantor agrees as follows:

ARTICLE I

Definitions and References

Section 1.1.            Definitions in Credit Agreement.  Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Credit Agreement.

Section 1.2.            Definitions in the UCC, etc.  The following terms have the meanings specified in the UCC:

(a)           Account.

(b)           Deposit Account.

(c)           Document.

(d)           Inventory.

(e)           Payment Intangible.

(f)            Proceeds.

Other terms used in this Agreement that are defined in the UCC and not otherwise defined herein or in the Credit Agreement have the meanings specified in the UCC, unless the context otherwise requires.

Section 1.3.            Definitions in this Agreement.  The following terms have the following meanings:

“Collateral” means, with respect to any Grantor, all property described in Section 2.1 in which such Grantor has any right, title or interest.  References to Collateral herein with respect to a Grantor are intended to refer to Collateral in which such Grantor has any right, title or interest and not to Collateral in which any other Grantor has any right, title or interest.

“Credit Agreement” has the meaning specified in Recital A.

“Grantor” means each Person granting a security interest in any Collateral pursuant to this Agreement.  References to “Grantor” in this Agreement are intended to refer to each such Person as if such Person were the only grantor pursuant to this Agreement, except:

(a)           that references to “any Grantor” are meant to refer to each Person that is a Grantor,

(b)           that references to “the Grantors” are meant to refer to collectively to all Persons that are Grantors, and

(c)           as otherwise may be specifically set forth herein.

“Pledged Debt” means all Investment Property and General Intangibles constituting or pertaining to Indebtedness owing by any Person to Grantor.

“Secured Obligations” means all Obligations of all Restricted Persons now or hereafter arising under the Loan Documents.

“Secured Party” has the meaning specified in the preamble.

“Securities Act” means the Securities Act of 1933.

“UCC” means the Uniform Commercial Code in effect in the State of Texas from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 1.4.            Rules of Construction; References and Titles.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise:

(a)           Any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

(b)                                 Unless otherwise specified, any reference herein to any Person shall be construed to include such Person’s successors and assigns.

(c)                                  The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

(d)                                 All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

(e)                                  Any reference to any Law herein shall, unless otherwise specified, refer to such law as amended, modified or supplemented from time to time.

(f)                                    The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(g)                                 Except as specified otherwise, references to any document, instrument, or agreement shall include:

(i)                                     all exhibits, schedules, and other attachments thereto, and

(ii)                                  all documents, instruments, or agreements issued or executed in replacement thereof.

(h)                                 A title appearing at the beginning of any subdivision is for convenience only, does not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivision.

(i)                                     The phrases “this Section” and “this subsection” and similar phrases refer only to the section or subsection hereof in which such phrases occur.

(j)                                     The word “or” is not exclusive, and the word “including” (in all of its grammatical variations) means “including without limitation”.

ARTICLE II

Security Interest

Section 2.1.            Grant of Security Interest.  As collateral security for the payment and performance of all Secured Obligations, Grantor pledges, collaterally assigns and grants to the Secured Party a continuing security interest in all right, title and interest of Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:

(a)           Accounts and all Payment Intangibles.

(b)           Inventory.

(c)           Deposit Accounts held with Secured Party, including the Payment Reserve Account.

(d)           Books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) pertaining to any Collateral.

(e)           Money and property of any kind from time to time in the possession or under the control of the Secured Party.

(f)            Proceeds of the foregoing.

Notwithstanding the foregoing, this Section 2.1 does not grant a security interest in any property to the extent that such grant is prohibited under any agreement relating to such property and the violation of such prohibition would cause Grantor to lose its interest in or rights with respect to such property, except to the extent that Part 5 of Chapter 9 of the UCC would render such prohibition ineffective.

Section 2.2.            Secured Obligations Secured.

(a)           The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations.

(b)           Without limiting the generality of the foregoing, this Agreement secures, as to Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Restricted Person to Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Restricted Person.

(c)           Notwithstanding any other provision of this Agreement, with respect to any Grantor, the liability of such Grantor hereunder and under each other Loan Document to which it is a party  shall be limited to the maximum liability that such Grantor may incur without rendering this Agreement and such other Loan Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state or federal law.  This subsection (c) shall not apply to the Borrowers.

ARTICLE III

Representations and Warranties

Section 3.1.            Representations and Warranties.  Grantor represents and warrants to the Secured Party as follows:

(a)                                  Each representation and warranty made by the Borrowers with respect to Grantor in any other Loan Document is correct.

(b)                                 Grantor has and will have at all times the right, power and authority to grant to the Secured Party as provided herein a security interest in the Collateral, free and clear of any Lien.  This Agreement creates a valid and binding security interest in favor of the Secured Party in the Collateral, securing the Secured Obligations.

(c)                                  None of the Collateral in which Grantor has granted a security interest that constitutes goods:

(i)                                     is subject to any landlord’s lien or similar Lien, except for Permitted Liens; or

(ii)                                  is in the possession of any Person other than Grantor or the Secured Party, except for Collateral being transported in the ordinary course of business.

(d)                                 Grantor is an entity of the type specified on Schedule 1 (or Schedule 1 to any security agreement supplement delivered by it pursuant to Section 6.3) opposite its name and is organized under the laws of the jurisdiction specified in such Schedule opposite its name, which is Grantor’s location pursuant to the UCC.  Grantor has not conducted business under any name except the name in which it has executed this Agreement, which is the exact name that appears in Grantor’s Organizational Documents. Grantor’s organizational identification number, if any, is set forth in Schedule 1.

(e)                                  Grantor has good and marketable title to the Collateral, free and clear of all Liens, except for the security interest created by this Agreement and any Permitted Liens.  No effective financing statement or other registration or instrument similar in effect covering any Collateral is on file in any recording office except any that have been filed in favor of the Secured Party relating to this Agreement.

(f)                                    There is no condition precedent to the effectiveness of this Agreement that has not been satisfied or waived.

(g)                                 Grantor, if other than a Borrower, has, independently and without reliance upon the Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and Grantor, if other than the Borrower, has established adequate means of obtaining from each other Restricted Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Restricted Person.

(h)                                 The direct or indirect value of the consideration received and to be received by Grantor in connection herewith is reasonably worth at least as much as the liability of Grantor hereunder and under each other Loan Document to which Grantor is a party, and the incurrence of such liability in return for such consideration may reasonably be expected to benefit Grantor, directly or indirectly.  Grantor is not “insolvent” on the date hereof (that is, the sum of Grantor’s absolute and contingent liabilities, including its Obligations hereunder and under each other Loan Document to which Grantor is a party, does not exceed the fair market value of Grantor’s assets).  Grantor’s capital is adequate for the businesses in which Grantor is engaged and intends to be engaged.  Grantor has not incurred (whether hereby or otherwise), nor does Grantor intend to incur or believe that it will incur, debts that will be beyond its ability to pay as such debts mature. All balance sheets, earning statements, financial data and other information concerning Grantor that have been furnished to the Secured Party to induce it to accept this Agreement (or otherwise furnished to the Secured Party in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Grantor as of the dates and the results of Grantor’s operations for the periods for which the same are furnished.  None of such balance sheets, earnings and cash flow statements, financial data and other information contains any untrue statement of a material fact or omits to state any material fact that is necessary to make any statements contained therein not misleading.

ARTICLE IV

Covenants

Section 4.1.                                   General Covenants Applicable to Collateral.  Grantor will at all times perform and observe the covenants contained in the Credit Agreement that are applicable to Grantor  (whether made by Grantor or made by the Borrowers with respect to Grantor) for so long as any Secured Obligation is outstanding.  In addition, Grantor will, so long as this Agreement shall be in effect, perform and observe the following:

(a)                                  Without limitation of any other covenant herein, Grantor shall not cause or permit any change in its name, identity or organizational structure, or any change to its jurisdiction of organization, unless Grantor shall have first:

(i)                                     notified the Secured Party of such change at least 30 days prior to the effective date of such change (or such shorter notice as the Secured Party may approve),

(ii)                                  taken all action requested by the Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting the Secured Party’s security interest and rights under this Agreement and the perfection and priority thereof, and

(iii)                               if requested by the Secured Party, provided to the Secured Party a legal opinion to the Secured Party’s satisfaction confirming that such change shall not adversely affect the Secured Party’s security interest and rights under this Agreement or the perfection or priority of such security interest.

In any notice delivered pursuant to this subsection, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Secured Party’s security interest in the Collateral.

(b)                                 Grantor will, at its expense and as from time to time requested by the Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order:

(i)                                     to confirm and validate this Agreement and the Secured Party’s rights and remedies hereunder,

(ii)                                  to correct any error or omission in the description herein of the Secured Obligations or the Collateral or in any other provision hereof,

(iii)                               to perfect, register and protect the security interest and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights,

(iv)                              to enable the Secured Party to exercise and enforce its rights and remedies hereunder, or

(v)                                 otherwise to give the Secured Party the full benefits of the rights and remedies described in or granted under this Agreement.

As part of the foregoing, Grantor will, whenever requested by the Secured Party:

(A)                              execute and file any financing statement, continuation statement or other filing or registration relating to the Secured Party’s security interest and rights hereunder, and any amendment thereto,

(B)                                mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder, and

(C)                                to the extent requested by the Secured Party from time to time, Grantor will obtain from any account debtor or other obligor in respect of any property included in the Collateral an acknowledgment by such account debtor or obligor that such property is subject to this Agreement.

(c)                                  Grantor shall not take any action that would, or fail to take any action if such failure would, impair the enforceability, perfection or priority of the Secured Party’s security interest in any Collateral.

Section 4.2.                                   Covenants for Specified Types of Collateral.  For so long as any Secured Obligation is outstanding:

(a)                                  Grantor will:

(i)                                     Maintain, preserve, protect and keep all Inventory in good condition, repair and working order in accordance with applicable Law, in a manner that will not make void or cancelable any insurance with respect to the Inventory.

(ii)                                  Not allow any Inventory to be evidenced by a Document.

(iii)                               Promptly furnish to the Secured Party a statement  describing any material loss or damage to any Inventory.

ARTICLE V

Remedies, Powers and Authorizations

Section 5.1.                                   Normal Provisions Concerning the Collateral.

(a)                                  Grantor irrevocably authorizes the Secured Party at any time and from time to time to file, without the signature of Grantor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that:

(i)                                     indicate the Collateral as described in the granting clause of this Agreement, or with words of equal or lesser scope or with greater detail;

(ii)                                  contain any other information required for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor; and

(iii)                               properly effectuate the transactions described in the Loan Documents, as determined by the Secured Party in its discretion.

Grantor will furnish any such information to the Secured Party promptly upon request.  A carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by the Secured Party.  Grantor ratifies and approves all financing statements heretofore filed by or on behalf of the Secured Party in any jurisdiction in connection with the transactions contemplated hereby.

(b)                                 Grantor appoints the Secured Party as Grantor’s attorney in fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:

(i)                                     to obtain and adjust any insurance required to be paid to the Secured Party pursuant hereto;

(ii)                                  to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral;

(iii)                               to enforce any obligations included in the Collateral; and

(iv)                              to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Grantor or the Secured Party with respect to any Collateral.

Such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by the Secured Party for the sole benefit of the Secured Party.

(c)                                  If Grantor fails to perform any agreement or obligation contained herein, the Secured Party may, but shall have no obligation to, itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by Grantor under Section 5.5.

If any Collateral in which Grantor has granted a security interest hereunder is at any time in the possession or control of any warehouseman, bailee or any of Grantor’s agents, Grantor shall, upon the request of the Secured Party, notify such warehouseman, bailee or agent of the Secured Party’s rights hereunder and instruct such Person to hold all such Collateral for the Secured Party’s account subject to the Secured Party’s instructions.  No such request by the Secured Party shall be deemed a waiver of any provision hereof that was otherwise violated by such Collateral being held by such Person prior to such instructions by Grantor.

(d)                                 Anything herein to the contrary notwithstanding:

(i)                                     Grantor shall remain liable to perform all duties and obligations under the agreements included in the Collateral to the same extent as if this Agreement had not been executed.

(ii)                                  The exercise by the Secured Party of any right hereunder shall not release Grantor from any duty or obligation under any agreement included in the Collateral.

(iii)                               Secured Party shall not have any obligation or liability under the agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall Secured Party be obligated to perform any duty or obligation of Grantor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.

Section 5.2.                                   Event of Default Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

(a)                                  Exercise in respect of the Collateral, in addition to any other right and remedy provided for herein, under the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and any other applicable law.

(b)                                 Require Grantor to, and Grantor will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it (together with all books, records and information of Grantor relating thereto) available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

(c)                                  Prior to the disposition of any Collateral:

(i)                                     to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premises where any Collateral is or may be located, and without charge or liability to the Secured Party seize and remove such Collateral from such premises,

(ii)                                  have access to and use the Company’s books, records, and information relating to the Collateral, and

(iii)                               store or transfer any Collateral without charge in or by means of any storage or transportation facility owned or leased by Grantor, process, repair or recondition any Collateral or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Grantor.

(d)                                 Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

(e)                                  Dispose of, at its office, on the premises of Grantor or elsewhere, any Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (but that the sale of any Collateral shall not exhaust the Secured Party’s power of sale, and sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any Collateral.

(f)                                    Buy Collateral, or any part thereof, at any public sale.

(g)                                 Buy Collateral, or any part thereof, at any private sale if any Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations.

(h)                                 Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Grantor consents to any such appointment.

(i)                                     Comply with any applicable state or federal Law requirement in connection with a disposition of Collateral and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of Collateral.

(j)                                     Sell Collateral without giving any warranty, with respect to title or any other matter.

(k)                                  Notify (or require Grantor to notify) any and all obligors under any Account, Payment Intangible or other right to payment included in the Collateral of the assignment thereof to the Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of Grantor and to the extent permitted by law, to enforce collection of any such Account, Payment Intangible or other right to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor could have done.  After Grantor receives notice that the Secured Party has given (or after the Secured Party has required Grantor to give) any notice referred to above in this subsection:

(i)                                     all amounts and proceeds (including instruments and writings) received by Grantor in respect of such Account, Payment Intangible or other right to payment shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary indorsement) to be, at the Secured Party’s discretion, either:

(A)                              held as cash collateral and released to Grantor upon the remedy of all Defaults and Events of Default, or

(B)                                while an Event of Default is continuing, applied as specified in Section 5.3, and

(ii)                                  Grantor shall not adjust, settle or compromise the amount or payment of any such Account, Payment Intangible or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

(l)                                     To the extent notice of sale shall be required by law with respect to Collateral, at least 10-days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided that, if the Secured Party fails in any respect to give such notice, its liability for such failure shall be limited to the liability (if any) imposed on it by law under the UCC.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 5.3.                                   Application of Proceeds.  If an Event of Default shall have occurred and be continuing, any cash held by or on behalf of the Secured Party and all cash proceeds received by or on behalf of the Secured Party in respect of any sale of, collection from, or other realization upon any Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, any Secured Obligation, in the following manner:

(a)                                  First, paid to the Secured Party for any amounts then owing to the Secured Party pursuant to the Credit Agreement or otherwise under the Loan Documents or that has otherwise been incurred by the Secured Party in connection with the payment or other satisfaction of any Lien, encumbrance or adverse claim upon or against any Collateral or any other action that the Secured Party determines is reasonably appropriate in connection with the preservation or maintenance of the Collateral.

(b)                                 Second, paid to the Secured Party in payment of the Secured Obligations in accordance with the amounts thereof then owing to the Secured Party or as otherwise provided in the Credit Agreement.

(c)                                  Third, any surplus of such cash or cash proceeds held by or on the behalf of the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whatever Person may be lawfully entitled to receive such surplus.

Section 5.4.                                   Deficiency.  If the proceeds of any sale, collection or realization of or upon the Collateral by the Secured Party are insufficient to pay all Secured Obligations and all other amounts to which the Secured Party is entitled, Grantor shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.  Collateral may be sold at a loss to Grantor, and the Secured Party shall have no liability or responsibility to Grantor for such loss.  Grantor acknowledges that a private sale may result in less proceeds than a public sale.

Section 5.5.                                   Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Loan Documents:

(a)                                  Grantors jointly and severally will indemnify the Secured Party and any agent appointed pursuant to Section 5.8 from and against all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY’S OWN NEGLIGENCE OR STRICT LIABILITY, except to the extent such claims, losses or liabilities are proximately caused by such indemnified party’s individual gross negligence or willful misconduct.

(b)                                 Grantors jointly and severally will upon demand pay to the Secured Party the amount of all costs and expenses, including the fees and disbursements of the Secured Party’s counsel and of any experts and agents, that the Secured Party may incur in connection with:

(i)                                     the transactions that give rise to this Agreement;

(ii)                                  the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement;

(iii)                               the administration of this Agreement;

(iv)                              the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral;

(v)                                 the exercise or enforcement of any right of the Secured Party hereunder; or

(vi)                              the failure by any Grantor to perform or observe any of the provisions hereof.

Section 5.6.                                   Non-Judicial Remedies.  In granting to the Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, to the extent permitted by applicable Law, Grantor waives, renounces and knowingly relinquishes any legal right that might otherwise require the Secured Party to enforce its rights by judicial process and confirms that such remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.  The Secured Party may, however, in its discretion, resort to judicial process.

Section 5.7.                                   Limitation on Duty of the Secured Party in Respect of Collateral.  Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Secured Party shall be deemed to have exercised reasonable care in the custody of Collateral in its possession if such Collateral is accorded treatment substantially equal to which that it accords its own property, and the Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.

Section 5.8.                                   Appointment of Other Agents.  At any time, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

ARTICLE VI

Miscellaneous

Section 6.1.                                   Notices.  Any notice or communication required or permitted hereunder shall be given in writing, sent  in the manner provided in the Credit Agreement, if to the Secured Party or to a Grantor that is a party to the Credit Agreement, to the address set forth in the Credit Agreement and, for any other Grantor, to the address specified opposite its name on Schedule 1, or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith.  Any such notice or communication shall be deemed to have been given as provided in the Credit Agreement for notices given thereunder.

Section 6.2.                                   Amendments and Waivers.  Except as provided in Section 6.3, no amendment of this Agreement shall be effective unless it is in writing and signed by Grantor and the Secured Party, and no waiver of this Agreement or consent to any departure by Grantor herefrom shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for that given and to the extent specified in such writing.  In addition, all such amendments and waivers shall be effective only if given with the necessary approvals required in the Credit Agreement.  No such amendment shall bind any Grantor not a party thereto, but no such amendment with respect to any Grantor shall require the consent of any other Grantor.

Section 6.3.                                   Additional Grantors.  Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A:

(a)                                  such Person shall become a Grantor hereunder, each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Person,  and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Person, and

(b)                                 Schedule 2 attached to such security agreement supplement shall be incorporated into and become a part of and supplement Schedule 2 hereto, and the Secured Party may attach such supplemental schedule to such Schedule; and each reference to such Schedule shall mean and be a reference to such Schedule as supplemented pursuant to such supplement.

Section 6.4.                                   Preservation of Rights.  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Secured Party provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise.

Section 6.5.                                   Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 6.6.                                   Survival.  Each representation and warranty, covenant and other obligation of Grantor herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Loan Document and the creation of the Secured Obligations.

Section 6.7.                                   Binding Effect and Assignment.  This Agreement shall:

(a)                                  be binding on Grantor and its successors and permitted assigns, and

(b)                                 inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

Without limiting the generality of the foregoing, the Secured Party may (except as otherwise provided in any Loan Document) pledge, assign or otherwise transfer any right under any Loan Document to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted herein or otherwise.  No right or duty of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

Section 6.8.                                   Termination.  As and when provided in the Credit Agreement,  this Agreement and the security interest created hereby shall terminate, all rights in the Collateral shall revert to Grantors and the Secured Party, at a Grantor’s request and at its expense, will:

(i)                                     return to Grantor such of Grantor’s Collateral in the Secured Party’s possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and

(ii)                                  execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Section 6.9.                                   Security Interest Absolute; Recourse; Waivers.

(a)                                  The obligations of Grantor under or in respect of this Agreement are independent of the Secured Obligations or any other obligation of any other Restricted Person under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrowers or any other Restricted Person or whether the Borrowers or any other Restricted Person are joined in any such action or actions.

(b)                                 The obligations of Grantor hereunder shall not be affected by:

(i)                                     any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Restricted Person;

(ii)                                  any other proceeding involving any Restricted Person or any asset of any Restricted Person under any law for the protection of debtors; or

(iii)                               any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceeding against, any Restricted Person, any property of any Restricted Person, or the estate in bankruptcy of any Restricted Person in the course of or resulting from any such proceeding.

(c)                                  No action that the Secured Party may take or omit to take in connection with any Loan Document, any Secured Obligation (or any other indebtedness owing by the Borrowers to the Secured Party), or any collateral security, and no course of dealing between the Secured Party and the Borrowers, any Grantor or any other Person, shall release or diminish Grantor’s obligations, liabilities, agreements or duties hereunder, affect this Agreement, or afford Grantor any recourse against the Secured Party, regardless of whether any such action or inaction may increase any risk to or liability of the Secured Party, the Borrowers or any Grantor or increase any risk to or diminish any safeguard of any collateral security.

(d)                                 The liability of Grantor under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and Grantor irrevocably waives any defense that it may now have or hereafter acquire relating to, any or all of the following (and Grantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth below and otherwise in this Agreement are knowingly made in contemplation of such benefits):

(i)                                     Any lack of validity or enforceability of any Loan Document, any agreement or instrument relating thereto, any defense arising by reason of any disability or other defense of any other Person or the cessation from any cause whatsoever of the liability of any other Person.

(ii)                                  Any change in the time, manner or place of payment of, or in any other term of,  any Secured Obligation or any other Obligation of any other Restricted Person in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Secured Obligations resulting from the extension of additional credit to any Restricted Person or any of its Subsidiaries or otherwise.

(iii)                               Any taking, exchange, release or non-perfection of any collateral security, or any taking, release or amendment or waiver of, or consent to departure from any other guaranty of any Secured Obligation.

(iv)                              Any manner of application of collateral security, or proceeds thereof, to any Secured Obligation, or any manner of sale or other disposition of any collateral security securing any Secured Obligation or any other obligation of any Restricted Person under the Loan Documents or any other asset of any Restricted Person or any of its Subsidiaries and any other obligation to marshall assets.

(v)                                 Any right to require the Secured Party to proceed against any other Person, to exhaust any collateral security for the Secured Obligations, to have any other Person joined with Grantor in any suit arising out of the Secured Obligations or this Agreement or to pursue any other remedy in the Secured Party’s power.

(vi)                              Any change, restructuring or termination of the corporate structure or existence of any Restricted Person or any of its Subsidiaries.

(vii)                           Any failure of the Secured Party to disclose to any Restricted Person any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Restricted Person now or hereafter known to the Secured Party (each Grantor waiving any duty on the part of the Secured Party to disclose such information).

(viii)                        Any failure of any other Person to execute or deliver this Agreement, any supplement hereto or any guaranty or other agreement.

(ix)                                Any release or reduction of the liability of any Grantor or any  Grantor or surety with respect to the Secured Obligations or any other compromise or settlement of the Secured Obligations.

(x)                                   Promptness, diligence, notice of acceptance, presentment, demand for performance and notice of acceptance, non-performance, default, intention to accelerate, acceleration, protest or dishonor and, to the extent permitted by Law, any other notice with respect to any Secured Obligation and this Agreement, including notice of acceptance of this Agreement and all rights of Grantor under §34.02 of the Texas Business and Commerce Code, as amended.

(xi)                                Any requirement that the Secured Party protect, secure, perfect or insure any Lien or any property subject thereto.

(xii)                             Any right to revoke this Agreement.

(xiii)                          Any election of remedies by the Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects any collateral security or any subrogation, reimbursement, exoneration, contribution or indemnification right of Grantor or other right of Grantor to proceed against any other Restricted Person, any other Grantor, any other Person or any collateral security.

(xiv)                         Any right of set-off or counterclaim against or in respect of the Obligations of Grantor hereunder.

(xv)                            Any neglect, failure or refusal to take any action:

(A)                              for the collection or enforcement of any Secured Obligation,

(B)                                to realize on any collateral security,

(C)                                to enforce any Loan Document,

(D)                               to file or enforce a claim in any bankruptcy or other insolvency proceeding,

(E)                                 in connection with the administration of any Loan Document, or

(F)                                 otherwise concerning the Secured Obligations or the Loan Documents,

or any delay in taking any such action.

(xvi)                         The fact that any Grantor may have incurred directly any Secured Obligation or is otherwise primarily liable therefor.

(xvii)                      Any duty of the Secured Party to disclose to Grantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Restricted Person or any of its Subsidiaries now or hereafter known by the Secured Party.

(xviii)                   Any defense to the recovery by the Secured Party against Grantor of any deficiency after a non-judicial sale and any defense or benefit that may be afforded by applicable Law (and in that connection Grantor acknowledges that the Secured Party may, without notice to or demand upon Grantor and without affecting the liability of such Grantor under this Agreement, foreclose under any mortgage by non-judicial sale).

(xix)                        Any statute of limitations applicable to the Secured Obligations.

(xx)                           To the extent permitted by Law, any other circumstance or any existence of or reliance on any representation by the Secured Party that might otherwise constitute a defense available to, or a discharge of, Grantor, any Restricted Person or any other Grantor or surety.

(xxi)                        Until all of the Secured Obligations shall have indefeasibly been paid in cash in full:

(A)                              any right to subrogation;

(B)                                any right to enforce any remedy that the Secured Party has or may hereafter have against any other Person; and

(C)                                any benefit of and any right to participate in any other security whatsoever now or hereafter held by the Secured Party.

(e)                                  This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Secured Obligation is rescinded or must otherwise be returned by the Secured Party as a result of the insolvency, bankruptcy or reorganization of any Restricted Person or otherwise, all as though such payment had not been made, and the Grantors will, as their joint and several obligation, pay such amount to the Secured Party on demand.  Any transfer by subrogation that is made prior to any such payment shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon automatically revert to and be vested in the Grantors.

Section 6.10.                             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.11.                             Final Agreement.  This Agreement and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto.  There are no unwritten oral agreements between the parties hereto.

Section 6.12.                             Counterparts; Facsimile.  This Agreement may be separately executed in any number of counterparts, all of that when so executed shall be deemed to constitute one and the same Agreement.  This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof.

Section 6.13.                             Acceptance by the Secured Party.  By its acceptance of the benefits hereof, the Secured Party shall be deemed to have agreed to be bound hereby and to perform any obligation on their part set forth herein.

Section 6.14.                             WAIVER OF JURY TRIAL.  GRANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first-above written.

GRANTORS

CLEAN ENERGY FUELS CORP.		CLEAN ENERGY

By:	/s/ Richard R. Wheeler	By:	/s/ Richard R. Wheeler
	Name: Richard R. Wheeler		Name: Richard R. Wheeler
	Title: Chief Financial Officer		Title: Chief Financial Officer

BLUE FUELS GROUP L.P.		NATURAL FUELS COMPANY, LLC

By:	Blue Energy General LLC, its general
	partner	By:	Clean Energy & Technologies LLC, its
sole member
By:	Clean Energy & Technologies LLC, its
sole member
		By:	Clean Energy Fuels Corp., its sole member
By:	Clean Energy Fuels Corp., its sole member
		By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
By:	/s/ Richard R. Wheeler		Title: Chief Financial Officer
Name: Richard R. Wheeler
Title: Chief Financial Officer

TRANSTAR ENERGY COMPANY L.P.

By:	Blue Energy General LLC, its general
partner

By:	Clean Energy & Technologies LLC, its
sole member

By:	Clean Energy Fuels Corp., its sole member

By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer

SCHEDULE 1

to

SECURITY AGREEMENT

Address for Notices and Jurisdiction of Organization

Name of Grantor	Type of Organization	Jurisdiction of Organization	Address for Notices
Clean Energy Fuels Corp.	Corporation	Delaware	3020 Old Ranch Parkway, Suite 200 Seal Beach, California 90740
Clean Energy	Corporation	California	3020 Old Ranch Parkway, Suite 200 Seal Beach, California 90740
Blue Fuels Group L.P.	Limited partnership	Texas	3020 Old Ranch Parkway, Suite 200 Seal Beach, California 90740
Natural Fuels Company LLC	Limited liability company	Colorado	3020 Old Ranch Parkway, Suite 200 Seal Beach, California 90740
TranStar Energy Company L.P.	Limited liability company	Texas	3020 Old Ranch Parkway, Suite 200 Seal Beach, California 90740

EXHIBIT A
to
SECURITY AGREEMENT

FORM OF GRANTOR ACCESSION AGREEMENT

                   , 20

PlainsCapital Bank,
as the Secured Party

Attn:

Ladies and Gentlemen:

The undersigned refers to:

(i)                                     the Credit Agreement dated as of August 15, 2008 (as from time to time amended, supplemented or restated, the “Credit Agreement”) among Clean Energy Fuels Corp., a Delaware corporation, and Clean Energy, a California corporation, as the Borrowers, and you, as Lender, and

(ii)                                  the Security Agreement dated as of August 15, 2008 (as from time to time amended, supplemented or restated, the “Security Agreement”) made by the Grantors from time to time party thereto in your favor.

Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1.                                Grant of Security.  The undersigned grants to you a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including the property of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2.                                Security for Obligations.  The grant of a security interest in the Collateral by the undersigned under this Agreement and the Security Agreement secures the payment of the Secured Obligations.  Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by any Restricted Person to the Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Restricted Person.

SECTION 3.                                Information Relating to the Undersigned.  The undersigned is an entity of the type specified on Schedule 1 and is organized under the laws of the jurisdiction specified on Schedule 1 and its address for notices is specified on Schedule 1.  Its organizational identification number, if any, is set forth in Schedule 1.

SECTION 4.                                Supplement to Security Agreement Schedule 2.  The undersigned has attached hereto a supplemental Schedule 2 to Schedule 2 to the Security Agreement, and the undersigned certifies, as of the date first-above written, that such supplemental schedule has been prepared by the undersigned in substantially the form of Schedule to the Security Agreement and is true and complete.

SECTION 5.                                Representations, Warranties, Agreements, Waivers.  The undersigned as of the date hereof makes each representation, warranty , agreement (including indemnification agreements), waiver, and acknowledgement set forth in the Security Agreement (as supplemented by the attached supplemental schedules).

SECTION 6.                                Obligations Under the Security Agreement.  As of the date first-above written, the undersigned hereby joins the Security Agreement as a party thereto and as a Grantor thereunder and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement.  As of the date first-above written, each reference in the Security Agreement to a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 7.                                Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction whose laws the Security Agreement provides will govern such agreement.

Very truly yours,

[GRANTOR]

By
Name:
Title:

ACCEPTED AND AGREED AS OF THE DATE
FIRST-ABOVE STATED.

PLAINSCAPITAL BANK, as Secured Party

By
Name:
Title:

2